AXIS Capital Holdings Limited Investment Portfolio Supplemental Information and Data March 31, 2010 Exhibit 99.3

Cautionary Note on Forward Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private
Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-
looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• the occurrence of natural and man-made disasters,
• actual claims exceeding our loss reserves,
• general economic, capital and credit market conditions,
• the failure of any of the loss limitation methods we employ,
• the effects of emerging claims and coverage issues,
• the failure of our cedants to adequately evaluate risks,
• the loss of one or more key executives,
• a decline in our ratings with rating agencies,
• loss of business provided to us by our major brokers,
• changes in accounting policies or practices,
• changes in governmental regulations,
• increased competition,
• changes in the political environment of certain countries in which we operate or underwrite business, and
• fluctuations in interest rates, credit spreads, equity prices and/or currency values.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Total Cash and Invested Assets
Total Cash and Invested Assets: $12.1 Billion
Total Portfolio Allocation
Total Portfolio Ratings Allocation
Note:  Other investments include hedge funds, CLO equity tranches, credit funds and short duration high yield fund.
(As of March 31, 2010)
Equities
2%
Short Term
Investments
1%
Other Investments
4%
Municipals
5%
Corporates
32%
Foreign Govt Agency
6%
Cash & Cash
Equivalents
13%
US Govt/Agency
11%
Agency MBS
14%
ABS
4%
Non Agency RMBS
2%
Non Agency CMBS
6%
AAA
20%
AA
9%
Equities
2%
Below BBB
2%
BBB
10%
A
15%
US
Govt/Agency/Cash
& Cash Equivalents/
Agency MBS
38%
Other Investments
(unrated)
4%

Non-Agency CMBS: Detail
Fair Value ($ in millions)
Net Unrealized Gain/(Loss) ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB Total
2010 $5 $- $- $- $5
2009 3 - - - 3
2008 8 - 3 - 11
2007 48 20 64 1 133
2006 116 34 16 - 166
2005 112 6 9 7 134
Other 212 16 1 - 229
Total $504 $76 $93 $8 $681
Net
Unrealized $16 $2 $(2) $(1) $15

Key Characteristics
• 74.1% AAA, 94.1% senior/super senior tranches
• 149 securities
• Weighted average life of 4.8 years
• Duration of 3.54
• Book yield is 5.59%
• Average price of 101% of par
(As of March 31, 2010)
Total Non Agency CMBS: $681 Million
(6% of total portfolio)
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009 2010
AAA AA A BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009 2010
AAA AA A BBB

Non-Agency CMBS: Detail (Continued)
• Average loan to value of the underlying collateral is 71.8
• Average subordination has improved to 27.2% from 24.7% at origination
• Current percentage of defeased collateral is 8.43%
• Average current collateral delinquency is 7.99%
Asset Class
Amortized
Cost
Net Unrealized
Gain Fair Value
Office $218 $4 $222
Retail 213 5 218
Multifamily 104 2 106
Hotel 49 1 50
Industrial 30 1 31
Mixed use 15 1 16
Self storage 13 - 13
Mobile home 11 - 11
Healthcare 4 - 4
Other 9 1 10
Total $666 $15 $681

Years to Maturity
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
< 2 $89 $1 $90
2.1 – 3 72 3 75
3.1 – 4 71 3 74
4.1 – 5 113 5 118
5.1 – 7 224 4 228
7.1 – 10 88 (1) 87
> 10 9 - 9
Total $666 $15 $681
Collateral Property Type ($ in millions) Maturity Detail ($ in millions)
(As of March 31, 2010)

Investment Grade Fixed Income:  RMBS
Key Characteristics – Non Agency RMBS
• Non-Agency RMBS have an amortized cost
of $222 million with net unrealized loss of
$22 million
• This sector includes prime, Alt-A and
subprime collateral
• Non-Agency RMBS is 49.2% AAA-rated as
detailed on the following slides
Total Agency and Non-Agency RMBS: $1.9 Billion
(16% of total portfolio)
Key Characteristics – Agency RMBS
• Primarily pass-through securities
issued by the Federal Home Loan
Mortgage Corporation, Federal
National Mortgage Association, and the
Government National Mortgage
Association
• These securities have an amortized cost
of $1.6 billion with a net unrealized gain
of $40 million
• Duration of 2.98
• Book yield is 4.27%
(As of March 31, 2010)
Agency RMBS
89%
Non-Agency
RMBS
11%

Non-Agency RMBS: Detail
Fair Value ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB
Below
BBB Total
2010 $3 $- $- $- $- $3
2009 2 - - - - 2
2007 1 6 10 - 14 31
2006 7 2 - - 23 32
2005 22 3 - 12 21 58
2004 30 2 1 1 2 36
Other 33 4 - - 1 38
Total $98 $17 $11 $13 $61 $200
Net
Unrealized $(7) $(2) $(2) $(3) $(8) $(22)
Net Unrealized Loss ($ in millions)

Key Characteristics
• 49.2% AAA
• 163 securities
• Weighted average life of 4.5 years
• Book yield is 5.73%
• Average price of 85% of par
• Duration of 0.12
(As of March 31, 2010)
$-
$10
$20
$30
$40
$50
$60
Pre
2001
2002 2003 2004 2005 2006 2007 2009 2010
AAA AA A BBB Below BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2009 2010
AAA AA A BBB Below BBB

Non-Agency RMBS: Detail (Continued)
Years to Maturity
Amortized
Cost Net Unrealized Loss Fair Value
< 2 $29 $(1) $28
2.1 – 3 38 (1) 37
3.1 – 4 31 (2) 29
4.1 – 5 28 (4) 24
5.1 – 7 72 (8) 64
7.1 – 10 14 (4) 10
>10 10 (2) 8
Total $222 $(22) $200
Maturity Detail ($ in millions)

•
The fair value of securities with Subprime content is $15 million
• The fair value of securities with Alt-A content is $56 million
(As of March 31, 2010)
Note: Our Alt-A and Subprime classification is determined by the underlying collateral. A security with any level of Alt-A or Subprime collateral is classified as such even if the majority of the collateral is prime.

Investment Grade Fixed Income:  Corporate Debt
Total Corporate Debt: $3.9 Billion
(32% of total portfolio)
(As of March 31, 2010)
*Medium-Term Notes primarily comprise European credit issuances
Direct Non
Financials
40%
Medium Term
Notes*
9%
Direct Financials
51%
• Average corporate debt rating A
• Weighted average life of 4.62 years
• Duration of 3.59
• Book Yield is 4.5%

Investment Grade Corporate Debt: Financials
Financials by Subsector: $2.0 Billion
(16% of total portfolio)

(As of March 31, 2010)
Commercial Finance
10%
Consumer Finance
3%
Corporate Finance
6%
Brokerage
13%
US Banking
35%
Non US Govt
Guaranteed
12%
Foreign Banks
19%
Insurance
2%
Amortized
Cost
Net Unrealized
Gain/(Loss)
Fair
Value
US Banking $689 $10 $699
Brokerage 244 10 254
Commercial Finance 185 3 188
Consumer Finance 63 2 65
Corporate Finance 112 1 113
Foreign Banks 373 (5) 368
Insurance 43 1 44
Non US Govt Guaranteed 238 - 238
Total $1,947 $22 $1,969
• Included in Investment Grade Corporate Debt for
Financials are $154 million of FDIC guaranteed bonds

Corporate Debt - Financials: Detail
Amortized
Cost
Net
Unrealized
Gain Fair Value
Bank of America $136 $3 $139
JP Morgan Chase 132 6 138
Morgan Stanley 132 3 135
General Electric Co 89 2 91
Citigroup Inc 87 3 90
Goldman Sachs 81 4 85
Credit Suisse 62 2 64
Wells Fargo & Co 62 2 64
HSBC Holdings PLC 61 2 63
American Express
34 1 35
Top 10 Direct Financial Holdings ($ in millions)
Amortized
Cost
Net Unrealized
Gain Fair Value
AAA $465 $1 $466
AA 435 1 436
A 894 16 910
BBB 114 4 118
Below BBB 39 - 39
Total $1,947 $22 $1,969
Financials by Rating ($ in millions)
(As of March 31, 2010)

Investment Grade Corporate Debt: Non-Financials
Amortized
Cost
Net Unrealized
Gain
Fair
Value
Communications $388 $14 $402
Consumer cyclicals 99 1 100
Consumer non cyclicals 285 8 293
Electric 207 9 216
Energy 170 8 178
Industrial 165 7 172
Natural gas 89 1 90
Other 19 - 19
Technology 58 2 60
Transportation 20 1 21
Total $1,500 $51 $1,551
Non-Financials By Subsector: $1.6 Billion
(13% of total portfolio)
(As of March 31, 2010)

Subsector Detail ($ in millions)
Consumer cyclicals
6%
Technology
4%
Other
1%
Industrial
11%
Transportation
1%
Communications
27%
Natural gas
6%
Energy
11%
Consumer non
cyclicals
19%
Electric
14%

Top 10 Direct Non-Financial Holdings ($ in millions)
Corporate Debt - Non-Financials: Detail
Amortized
Cost
Net Unrealized
Gain Fair Value
Verizon
Communications $98 $7 $105
AT&T 53 2 55
Time Warner Cable 48 2 50
Comcast
Corporation 42 2 44
Kraft Foods Inc 37 1 38
Duke Energy 35 2 37
International Paper
Co 33 3 36
Roche Holding AG 30 1 31
Canadian Natural
Resources Ltd 27 1 28
Kinder Morgan
Energy Partners 27 - 27
Amortized Cost
Net Unrealized
Gain Fair Value
AAA $2 $- $2
AA 132 3 135
A 606 24 630
BBB 748 24 772
Below BBB 12 - 12
Total $1,500 $51 $1,551
Non Financials by Rating ($ in millions)

(As of March 31, 2010)

Investment Grade Corporate Debt:
Medium-Term Notes
• Credit issuances accessed via medium-term notes which employ leverage
• Current leverage 0.48 (for each unit of client capital an additional 0.48 of borrowed capital is employed)
• Investment results driven by changes in credit spreads and the yield based on LIBOR plus the credit spread
• Average yield of medium-term notes is LIBOR + 278 bps
Fair Value by Region
Amortized
Cost
Net Unrealized
Gain
Fair
Value
% of Total
Portfolio
Medium-Term Notes $302 $40 $342 2.8
Fair Value by Rating Fair Value by Sector
Medium-Term Notes ($ in millions)
(As of March 31, 2010)
Middle East
2%
UK
30%
Western Europe
61%
Eastern Europe
3%
Other
4%
Below BBB
23%
BBB
39%
AAA
1%
AA
6%
A
31%
ABS
12%
Financials
23%
Corporate &
Sovereign
65%

Investment Grade Fixed Income: ABS
Amortized Cost
Net Unrealized
Gain/(Loss) Fair Value
Auto ABS $330 $3 $333
CLO –
debt tranches 57 (14) 43
CDO 5 (1) 4
Credit card 60 - 60
Equipment 27 - 27
Other ABS 94 2 96
Total $573 $(10) $563

ABS by Subsector: $563 Million
(4% of total portfolio)
(As of March 31, 2010)
Auto ABS
59%
Equipment
5%
Credit card
11%
CDO
1%
CLO - debt
tranches
7%
Other ABS
17%
Subsector Detail ($ in millions)

ABS: Detail
Years to Maturity Amortized Cost
Net Unrealized
Gain/(Loss)
Fair
Value
< 2 $305 $2 $307
2.1 – 3 74 - 74
3.1 – 4 71 (6) 65
4.1 – 5 45 (3) 42
5.1 – 7 30 (4) 26
7.1 – 10 44 2 46
>10 4 (1) 3
Total $573 $(10) $563

Maturity Detail ($ in millions)
Vintage Detail ($ in millions)
(As of March 31, 2010)
Vintage AAA AA A BBB
Below
BBB Total
2010 $81 $- $- $- $- $81
2009 246 - - - - 246
2008 109 - - - - 109
2007 27 - 1 - - 28
2006 25 - - 1 - 26
Other 28 - 10 12 23 73
Total $516 $- $11 $13 $23 $563
Net
Unrealized $7 $ - $(2) $(5) $(10) $(10)
Key Characteristics
• 91.6% AAA
• 90 securities
• Weighted average life of 2.66 years
• Duration of 1.41
• Book yield is 2.3%
• Average price of 100% of par
Amortized Cost
Net Unrealized
Gain/(Loss)
Fair
Value
AAA $510 $7 $517
AA - - -
A 13 (2) 11
BBB 18 (5) 13
Below BBB 32 (10) 22
Total $573 $(10) $563
Rating Detail ($ in millions)
Net Unrealized Loss ($ in millions)

Fund of
Funds
70%
Single
Managers
30%
Other Investments Overview
CLO - equity
tranches
11%
Hedge Funds
60%
Short duration
high yield
fund
10%
Credit funds
19%
Total Other Investments: $539 million
(4% of total portfolio)
(As of March 31, 2010)
Hedge Funds
Total Other Investments
Key Characteristics
• Short duration high yield fund – invests mainly in high yield bonds with an average maturity of 2.9 years and average rating of B+
• Credit funds – invest in bank loans, investment grade credit and distressed debt
• CLO equity tranches – equity tranches of cash flow collateralized loan obligations that invest primarily in first-lien bank loans
• Fund of Funds – seek to achieve attractive risk adjusted total returns by investing in a large diversified portfolio of asset managers
• Single managers – invest in event driven, equity long short, and energy MLP strategies